INVESCO BOND FUNDS, INC.
                          INVESCO Short-Term Bond Fund

                            Supplement to Prospectus
                              Dated January 1, 1999





The section of the above named Fund's Prospectus entitled "Investment Objective And Strategy" is amended to add the following paragraph immediately following the fourth paragraph:

     When we believe market or economic conditions are adverse, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash and debt securities having maturities of less than three years at the time of issuance, seeking to protect its assets until conditions stabilize.

The date of this Supplement is February 1, 1999.